EXHIBIT 32

     In connection with the Quarterly Report of Tongji Healthcare Group, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission (the "Report"), Yun-hui Yu, the Company's Principal Executive Officer and Wei-dong Huang, the Company's Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


                                        TONGJI HEALTHCARE GROUP, INC.



August 2, 2008                       By: /s/ Yun-hui Yu
                                         -----------------------------------
                                         Yun-hui Yu, Principal Executive Officer


August 2, 2008                       By:  /s/ Wei-dong Huang
                                         -----------------------------------
                                         Wei-dong Huang, Principal Financial
                                            Officer